As filed with the Securities and Exchange Commission on December 19, 2003

Registration No. 333-109811

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 4 to

FORM S-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

REV HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	2844	13-3933701
(State or other jurisdiction of incorporation or organization)	(Primary standard industrial classification code number)	(I.R.S. employer identification number)

35 East 62nd Street
New York, New York 10021
(212) 572-8600

(Address, Including Zip Code and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Barry F. Schwartz, Esq.
35 East 62nd Street
New York, New York 10021
(212) 572-8600

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Stacy J. Kanter, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
(212) 735-3000

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the sale offering:

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a) may determine.

EXPLANATORY NOTE

The sole purpose of this Amendment is to file two exhibits to the Registration Statement. Accordingly, this Amendment consists solely of the facing page, this explanatory note and Part II of the Registration Statement. The Prospectus and Financial Statements are unchanged and have been omitted.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers

REV Holdings is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The limited liability company agreement of REV Holdings provides for indemnification of affiliates of the member, or any manager, officer, employee or expressly authorized agent, if any, of REV Holdings, or any affiliate of any of the foregoing persons (collectively, "Indemnified Persons") from and against any and all losses to which such Indemnified Person may become subject in connection with or arising out of or related to the limited liability company agreement or the operations or activities of REV Holdings, whether or not any such person continues to serve in their capacity at the time any such losses are paid or incurred; provided that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of REV Holdings, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

REV Holdings' limited liability company agreement also provides that no Indemnified Person shall be liable to REV Holdings, the member or any other Indemnified Person for any claims, damages, losses, expenses or liabilities of any nature whatsoever, including, but not limited to, legal fees and expenses, to which REV Holdings or the member may become subject in connection with or arising out of or related to the limited liability company agreement or the operation and affairs of REV Holdings, provided that such Indemnified Person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of REV Holdings, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

REV Holdings LLC maintains executive and organization liability insurance on its managers and employees.

Item 21.    Exhibits and Financial Statement Schedules

(a) Exhibits:

Exhibit No.	Description
3.	Certificate of Incorporation and By-Laws.
3.1	Certificate of Formation of REV Holdings LLC ("REV Holdings") dated December 17, 2002 (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K of REV Holdings for the year ended December 31, 2002 (the "REV Holdings 2002 Form 10-K")).
3.2	State of Delaware Certificate of Conversion of REV Holdings from a corporation to a limited liability company dated December 18, 2002 (incorporated by reference to Exhibit 3.2 to the REV Holdings 2002 Form 10-K).
4.	Instruments Defining the Rights of Security Holders, Including Indentures.
4.1	Indenture, dated as of February 1, 2001, between REV Holdings and Wilmington Trust Company, as trustee, relating to the 12% Senior Secured Notes due 2004 (incorporated by reference to Exhibit 4.14 to the Annual Report on Form 10-K of REV Holdings for the year ended December 31, 2000 (the "REV Holdings 2000 Form 10-K")).

Exhibit No.	Description
4.2	Supplemental Indenture No. 1 dated as of December 18, 2002 between REV Holdings and Wilmington Trust Company, as trustee, relating to the 12% Senior Secured Notes due 2004 (incorporated by reference to Exhibit 4.29 to the REV Holdings 2002 Form 10-K).
*4.3	Form of Indenture, between REV Holdings and The Bank of New York, as trustee, relating to the 13% Senior Secured Notes due 2007.
5.	Opinion Re: Legality.
*5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Registrant.
5.2	Opinion of Barry F. Schwartz, Esq., Executive Vice President and General Counsel of the Registrant.
8	Opinion Re: Tax.
*8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Registrant.
10.	Material Contracts.
10.1	Asset Transfer Agreement, dated as of June 24, 1992, among Revlon Holdings LLC (formerly known as Revlon Holdings Inc. ("Revlon Holdings")), National Health Care Group, Inc., Charles of the Ritz Group Ltd., Products Corporation and Revlon, Inc. (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Revlon Registration Statement on Form S-1 filed with the Commission on June 29, 1992, File No. 33-47100).
10.2	Tax Sharing Agreement, entered into as of June 24, 1992, among Mafco Holdings, Revlon, Inc., Products Corporation and certain subsidiaries of Products Corporation as amended and restated as of January 1, 2001 (incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K for the year ended December 31, 2001 of Products Corporation (the "Products Corporation 2001 Form 10-K")).
10.3	Employment Agreement, dated as of February 17, 2002, between Products Corporation and Jack L. Stahl (incorporated by reference to Exhibit 10.17 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 of Revlon, Inc.).
10.4	Revlon, Inc. 2002 Supplemental Stock Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Revlon, Inc. filed with the Commission on June 24, 2002, File No. 333-91040).
10.5	Employment Agreement, amended and restated as of May 9, 2000, between Products Corporation and Douglas H. Greeff (the "Greeff Employment Agreement") (incorporated by reference to Exhibit 10.22 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 of Revlon, Inc.).
10.6	Amendment dated June 18, 2001 to the Greeff Employment Agreement (incorporated by reference to Exhibit 10.6 to the Products Corporation 2001 Form 10-K).
10.7	Employment Agreement, effective as of August 1, 2001, between Products Corporation and Paul E. Shapiro (incorporated by reference to Exhibit 10.7 to the Products Corporation 2001 Form 10-K).
10.8	Revlon Executive Bonus Plan (Amended and Restated as of September 1, 2002) (incorporated by reference to the Annual Report on Form 10-K of Revlon, Inc. for the year ended December 31, 2002 (the "Revlon 2002 Form 10-K")).

Exhibit No.	Description
10.9	Amended and Restated Revlon Pension Equalization Plan, amended and restated as of December 14, 1998 (incorporated by reference to Exhibit 10.15 to the Annual Report on Form 10-K for year ended December 31, 1998 of Revlon, Inc.).
10.10	Executive Supplemental Medical Expense Plan Summary dated July 2000 (incorporated by reference to the Revlon 2002 Form 10-K).
10.11	Benefit Plans Assumption Agreement, dated as of July 1, 1992, by and among Revlon Holdings, Revlon, Inc. and Products Corporation (incorporated by reference to Exhibit 10.25 to the Annual Report on Form 10-K for the year ended December 31, 1992 of Products Corporation).
10.12	Revlon Amended and Restated Executive Deferred Compensation Plan dated as of August 6, 1999 (incorporated by reference to Exhibit 10.27 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 1999).
10.13	Revlon Executive Severance Policy as amended July 1, 2002 (incorporated by reference to the Revlon 2002 Form 10-K).
10.14	Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Revlon, Inc. filed with the Commission on June 24, 2002, File No. 333-91038).
10.15	Purchase Agreement, dated as of February 18, 2000, by and among Revlon, Inc., Products Corporation, REMEA 2 B.V., Revlon Europe, Middle East and Africa, Ltd., Revlon International Corporation, Europeenne de Produits de Beaute S.A., Deutsche Revlon GmbH & Co. K.G., Revlon Canada, Inc., Revlon de Argentina, S.A.I.C., Revlon South Africa (Proprietary) Limited, Revlon (Suisse) S.A., Revlon Overseas Corporation C.A., CEIL Comercial, Exportadora, Industrial Ltda., Revlon Manufacturing Ltd., Revlon Belgium N.V., Revlon (Chile) S.A., Revlon (Hong Kong) Limited, Revlon, S.A., Revlon Nederland B.V., Revlon New Zealand Limited, European Beauty Products S.p.A. and Beauty Care Professional Products Luxembourg, S.a.r.l. (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K for the year ended December 31, 1999 of Revlon, Inc.).
10.16	Purchase and Sale Agreement dated as of July 31, 2001 by and between Revlon Holdings and Revlon, Inc. relating to the Charles of the Ritz business (incorporated by reference to Exhibit 10.6 to the Products Corporation 2001 Form 10-K).
10.17	Senior Unsecured Multiple-Draw Term Loan dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings") and Products Corporation (incorporated by reference to Exhibit 10.17 to the Form 8-K of Products Corporation filed with the Commission on February 5, 2003 (the "Products Corporation February 2003 Form 8-K")).
10.18	Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews Holdings and Products Corporation (incorporated by reference to Exhibit 10.18 of the Products Corporation February 2003 Form 8-K).
10.19	Amendment No. 1, dated as of July 30, 2003 to the Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between Products Corporation and MacAndrews Holdings (incorporated by reference to Exhibit 10.19 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended June 30, 2003).

Exhibit No.	Description
10.20	Tax Sharing Agreement, dated as of March 17, 1993, between Revlon Worldwide Corporation and Mafco Holdings (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-1 of Revlon Worldwide Corporation (which has since merged into REV Holdings), filed with the Commission on April 2, 1993, File No. 33-60488 (the "Worldwide 1993 Form S-1")).
10.21	Amendment dated December 18, 2002 to the Tax Sharing Agreement dated as of March 17, 1993, between Revlon Worldwide Corporation (which has since merged into REV Holdings) and Mafco Holdings (incorporated by reference to Exhibit 10.20 to the REV Holdings 2002 Form 10-K).
10.22	Indemnity Agreement, dated March 25, 1993, between Revlon Worldwide Corporation (which has since merged into REV Holdings) and Revlon, Inc. (incorporated by reference to Exhibit 10.32 to the Revlon Worldwide Corporation 1993 Form S-1).
10.23	Form of Registration Rights Agreement dated March 5, 1996 (the "Registration Rights Agreement") (incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K for the year ended December 31, 1995 of Revlon Worldwide Corporation (which has since merged into REV Holdings)).
10.24	Keepwell Agreement between GSB Investments Corp. and REV Holdings dated as of February 12, 2001 (incorporated by reference to Exhibit 10.21 to the REV Holdings 2000 Form 10-K).
10.25	First Amendment dated as of July 31, 2001 to the Registration Rights Agreement (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of REV Holdings).
10.26	Amended Limited Liability Company Agreement of REV Holdings dated March 21, 2003 (incorporated by reference to Exhibit 10.25 to the REV Holdings 2002 Form 10-K).
10.27	Employment Agreement, dated as of August 18, 2003, between Products Corporation and Thomas E. McGuire (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 2003).
10.28	Amendment, dated as of August 18, 2003, to the amended and restated Employment Agreement, dated as of May 9, 2000, as amended June 18, 2001, between Products Corporation and Douglas H. Greeff (incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 2003).
12.	Statements Re: Computation of Ratios.
*12.1	Statement regarding the computation of ratio of earnings to fixed charges for the Registrant.
23.	Consents.
23.1	Consent of KPMG LLP.
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Registrant (included in Exhibit 5.1).
23.3	Consent of Barry F. Schwartz, Esq., Executive Vice President and General Counsel of the Registrant (included in Exhibit 5.2).

Exhibit No.	Description
*23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Registrant (included in Exhibit 8.1).
24.	Powers of Attorney.
*24.1	Power of Attorney of Ronald O. Perelman.
*24.2	Power of Attorney of Howard Gittis.
25.	Statement Of Eligibility Of Trustee.
*25.1	Statement of Eligibility and Qualification on Form T-1 of The Bank of New York as Trustee under the Indenture relating to the Registrant's 13% Senior Secured Notes due 2007.
99.	Additional Exhibits.
99.1	Form of Letter of Transmittal.
*99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
*99.3	Form of Letter to Clients.
*99.4	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
*99.5	Form of Keepwell Agreement between REV Holdings and GSB Investments Corp.

* Previously filed.

(b) Financial Statement Schedules:

Schedule II — Valuation and Qualifying Accounts.

Item 22. Undertakings

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned Registrant hereby undertakes:

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, REV Holdings LLC has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 19, 2003.

REV HOLDINGS LLC

By: /s/ Todd J. Slotkin Name: Todd J. Slotkin Title: Executive Vice President,
Chief Financial Officer, Chief Accounting Officer and Manager

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Chairman of the Board of Managers, Chief	December 19, 2003
Ronald O. Perelman	Executive Officer (Principal Executive Officer)
*	Vice Chairman and Manager	December 19, 2003
Howard Gittis
/s/ Todd J. Slotkin	Executive Vice President, Chief Financial Officer,	December 19, 2003
Todd J. Slotkin	Chief Accounting Officer and Manager (Principal Financial and Accounting Officer)

*	Barry F. Schwartz, by signing his name hereto, does hereby execute this Amendment to the Registration Statement on behalf of the managers and officers of the Registrant indicated above by asterisks, pursuant to the Powers of Attorney duly executed by such managers and officers as exhibits to the Registration Statement.
By: /s/ Barry F. Schwartz Barry F. Schwartz Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
3.	Certificate of Incorporation and By-Laws.
3.1	Certificate of Formation of REV Holdings LLC ("REV Holdings") dated December 17, 2002 (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K of REV Holdings for the year ended December 31, 2002 (the "REV Holdings 2002 Form 10-K")).
3.2	State of Delaware Certificate of Conversion of REV Holdings from a corporation to a limited liability company dated December 18, 2002 (incorporated by reference to Exhibit 3.2 to the REV Holdings 2002 Form 10-K).
4.	Instruments Defining the Rights of Security Holders, Including Indentures.
4.1	Indenture, dated as of February 1, 2001, between REV Holdings and Wilmington Trust Company, as trustee, relating to the 12% Senior Secured Notes due 2004 (incorporated by reference to Exhibit 4.14 to the Annual Report on Form 10-K of REV Holdings for the year ended December 31, 2000 (the "REV Holdings 2000 Form 10-K")).
4.2	Supplemental Indenture No. 1 dated as of December 18, 2002 between REV Holdings and Wilmington Trust Company, as trustee, relating to the 12% Senior Secured Notes due 2004 (incorporated by reference to Exhibit 4.29 to the REV Holdings 2002 Form 10-K).
*4.3	Form of Indenture, between REV Holdings and The Bank of New York, as trustee, relating to the 13% Senior Secured Notes due 2007.
5.	Opinion Re: Legality.
*5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Registrant.
5.2	Opinion of Barry F. Schwartz, Esq., Executive Vice President and General Counsel of the Registrant.
8	Opinion Re: Tax.
*8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Registrant.
10.	Material Contracts.
10.1	Asset Transfer Agreement, dated as of June 24, 1992, among Revlon Holdings LLC (formerly known as Revlon Holdings Inc. ("Revlon Holdings")), National Health Care Group, Inc., Charles of the Ritz Group Ltd., Products Corporation and Revlon, Inc. (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to the Revlon Registration Statement on Form S-1 filed with the Commission on June 29, 1992, File No. 33-47100).
10.2	Tax Sharing Agreement, entered into as of June 24, 1992, among Mafco Holdings, Revlon, Inc., Products Corporation and certain subsidiaries of Products Corporation as amended and restated as of January 1, 2001 (incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K for the year ended December 31, 2001 of Products Corporation (the "Products Corporation 2001 Form 10-K")).

Exhibit No.	Description
10.3	Employment Agreement, dated as of February 17, 2002, between Products Corporation and Jack L. Stahl (incorporated by reference to Exhibit 10.17 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 of Revlon, Inc.).
10.4	Revlon, Inc. 2002 Supplemental Stock Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Revlon, Inc. filed with the Commission on June 24, 2002, File No. 333-91040).
10.5	Employment Agreement, amended and restated as of May 9, 2000, between Products Corporation and Douglas H. Greeff (the "Greeff Employment Agreement") (incorporated by reference to Exhibit 10.22 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000 of Revlon, Inc.).
10.6	Amendment dated June 18, 2001 to the Greeff Employment Agreement (incorporated by reference to Exhibit 10.6 to the Products Corporation 2001 Form 10-K).
10.7	Employment Agreement, effective as of August 1, 2001, between Products Corporation and Paul E. Shapiro (incorporated by reference to Exhibit 10.7 to the Products Corporation 2001 Form 10-K).
10.8	Revlon Executive Bonus Plan (Amended and Restated as of September 1, 2002) (incorporated by reference to the Annual Report on Form 10-K of Revlon, Inc. for the year ended December 31, 2002 (the "Revlon 2002 Form 10-K")).
10.9	Amended and Restated Revlon Pension Equalization Plan, amended and restated as of December 14, 1998 (incorporated by reference to Exhibit 10.15 to the Annual Report on Form 10-K for year ended December 31, 1998 of Revlon, Inc.).
10.10	Executive Supplemental Medical Expense Plan Summary dated July 2000 (incorporated by reference to the Revlon 2002 Form 10-K).
10.11	Benefit Plans Assumption Agreement, dated as of July 1, 1992, by and among Revlon Holdings, Revlon, Inc. and Products Corporation (incorporated by reference to Exhibit 10.25 to the Annual Report on Form 10-K for the year ended December 31, 1992 of Products Corporation).
10.12	Revlon Amended and Restated Executive Deferred Compensation Plan dated as of August 6, 1999 (incorporated by reference to Exhibit 10.27 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 1999).
10.13	Revlon Executive Severance Policy as amended July 1, 2002 (incorporated by reference to the Revlon 2002 Form 10-K).
10.14	Revlon, Inc. Fourth Amended and Restated 1996 Stock Plan (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 of Revlon, Inc. filed with the Commission on June 24, 2002, File No. 333-91038).

Exhibit No.	Description
10.15	Purchase Agreement, dated as of February 18, 2000, by and among Revlon, Inc., Products Corporation, REMEA 2 B.V., Revlon Europe, Middle East and Africa, Ltd., Revlon International Corporation, Europeenne de Produits de Beaute S.A., Deutsche Revlon GmbH & Co. K.G., Revlon Canada, Inc., Revlon de Argentina, S.A.I.C., Revlon South Africa (Proprietary) Limited, Revlon (Suisse) S.A., Revlon Overseas Corporation C.A., CEIL Comercial, Exportadora, Industrial Ltda., Revlon Manufacturing Ltd., Revlon Belgium N.V., Revlon (Chile) S.A., Revlon (Hong Kong) Limited, Revlon, S.A., Revlon Nederland B.V., Revlon New Zealand Limited, European Beauty Products S.p.A. and Beauty Care Professional Products Luxembourg, S.a.r.l. (incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-K for the year ended December 31, 1999 of Revlon, Inc.).
10.16	Purchase and Sale Agreement dated as of July 31, 2001 by and between Revlon Holdings and Revlon, Inc. relating to the Charles of the Ritz business (incorporated by reference to Exhibit 10.6 to the Products Corporation 2001 Form 10-K).
10.17	Senior Unsecured Multiple-Draw Term Loan dated as of February 5, 2003, between MacAndrews & Forbes Holdings Inc. ("MacAndrews Holdings") and Products Corporation (incorporated by reference to Exhibit 10.17 to the Form 8-K of Products Corporation filed with the Commission on February 5, 2003 (the "Products Corporation February 2003 Form 8-K")).
10.18	Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between MacAndrews Holdings and Products Corporation (incorporated by reference to Exhibit 10.18 of the Products Corporation February 2003 Form 8-K).
10.19	Amendment No. 1, dated as of July 30, 2003 to the Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between Products Corporation and MacAndrews Holdings (incorporated by reference to Exhibit 10.19 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended June 30, 2003).
10.20	Tax Sharing Agreement, dated as of March 17, 1993, between Revlon Worldwide Corporation and Mafco Holdings (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-1 of Revlon Worldwide Corporation (which has since merged into REV Holdings), filed with the Commission on April 2, 1993, File No. 33-60488 (the "Worldwide 1993 Form S-1")).
10.21	Amendment dated December 18, 2002 to the Tax Sharing Agreement dated as of March 17, 1993, between Revlon Worldwide Corporation (which has since merged into REV Holdings) and Mafco Holdings (incorporated by reference to Exhibit 10.20 to the REV Holdings 2002 Form 10-K).
10.22	Indemnity Agreement, dated March 25, 1993, between Revlon Worldwide Corporation (which has since merged into REV Holdings) and Revlon, Inc. (incorporated by reference to Exhibit 10.32 to the Revlon Worldwide Corporation 1993 Form S-1).
10.23	Form of Registration Rights Agreement dated March 5, 1996 (the "Registration Rights Agreement") (incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K for the year ended December 31, 1995 of Revlon Worldwide Corporation (which has since merged into REV Holdings)).
10.24	Keepwell Agreement between GSB Investments Corp. and REV Holdings dated as of February 12, 2001 (incorporated by reference to Exhibit 10.21 to the REV Holdings 2000 Form 10-K).

Exhibit No.	Description
10.25	First Amendment dated as of July 31, 2001 to the Registration Rights Agreement (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2001 of REV Holdings).
10.26	Amended Limited Liability Company Agreement of REV Holdings dated March 21, 2003 (incorporated by reference to Exhibit 10.25 to the REV Holdings 2002 Form 10-K).
10.27	Employment Agreement, dated as of August 18, 2003, between Products Corporation and Thomas E. McGuire (incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 2003).
10.28	Amendment, dated as of August 18, 2003, to the amended and restated Employment Agreement, dated as of May 9, 2000, as amended June 18, 2001, between Products Corporation and Douglas H. Greeff (incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q of Revlon, Inc. for the quarterly period ended September 30, 2003).
12.	Statements Re: Computation of Ratios.
*12.1	Statement regarding the computation of ratio of earnings to fixed charges for the Registrant.
23.	Consents.
23.1	Consent of KPMG LLP.
*23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Registrant (included in Exhibit 5.1).
23.3	Consent of Barry F. Schwartz, Esq., Executive Vice President and General Counsel of the Registrant (included in Exhibit 5.2).
*23.4	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special tax counsel to the Registrant (included in Exhibit 8.1).
24.	Powers of Attorney.
*24.1	Power of Attorney of Ronald O. Perelman.
*24.2	Power of Attorney of Howard Gittis.
25.	Statement Of Eligibility Of Trustee.
*25.1	Statement of Eligibility and Qualification on Form T-1 of The Bank of New York as Trustee under the Indenture relating to the Registrant's 13% Senior Secured Notes due 2007.
99.	Additional Exhibits.
99.1	Form of Letter of Transmittal.
*99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
*99.3	Form of Letter to Clients.
*99.4	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exhibit No.	Description
*99.5	Form of Keepwell Agreement between REV Holdings and GSB Investments Corp.

* Previously filed.